2009 Citi Financial Services Conference January 27-28, 2009 Exhibit 99.1

FORWARD LOOKING STATEMENTS
The information contained in this presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 ("the Act") provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
Regions' ability to achieve the earnings expectations related to businesses that have been acquired, or that may be acquired in the future.
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
Regions’ ability to keep pace with technological changes.
Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support
Regions’ business
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
Regions' ability to effectively manage interest rate risk, market risk, credit risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
The current stresses in the financial and real estate markets, including possible continued deterioration in property values
The cost and other effects of material contingencies, including litigation contingencies.
The effects of increased competition from both banks and non-banks.
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.
The effects of geopolitical instability and risks such as terrorist attacks.
Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
The effects of weather and natural disasters such as droughts and hurricanes.
Congress recently enacted the Emergency Economic Stabilization Act of 2008, and the U.S. Treasury and banking regulators are implementing a number of programs to  address capital and liquidity issues in the banking system, all of which may have significant effects on Regions and the financial services industry, the exact nature of which  cannot be determined at this time.
The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption
“Forward-Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2007 and Forms 10-Q for the quarters ended September 30,
2008, June 30, 2008, and March 31, 2008, as on file with the Securities and Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-
looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

› Company Profile › Financial Performance and Credit Quality › Capital › Funding and Liquidity › 2009 Focus Areas

Regions is Among the Largest U.S. Banks
›
Market Capitalization $5.5 billion
›
Assets $146 billion
›
Loans, net of unearned income $97 billion
›
Deposits $91 billion
›
Branches 1,900
›
ATMs 2,336
NOTE: As of December 31, 2008.

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
MS
TX
LA
AL
GA
FL

Source:  Based on June 30, 2008 FDIC Data obtained from SNL
State Dep. ($B) Mkt. Share Rank
AL $17.2 23% #1
TN 16.3 16 #1
FL 14.3 4 #4
MS 9.7 21 #1
LA 7.2 10 #3
GA 6.1 3 #6
AR 4.2 9 #2
TX 3.0 1 #17
IL 2.4 1 #24
MO 2.2 2 #9
IN 2.1 2 #9
Other 2.5 — —
Regions
Morgan Keegan
Insurance
Strong Southeastern Franchise

High Relative Market Density
Weighted Average
Name
Market Share (1)
BB&T 22.2
Wells Fargo 20.3
Comerica 18.8
M&T 18.1
M&I 17.8
Bank of America 16.6
JP Morgan 16.3
U.S. Bancorp 16.3
PNC 16.2
KeyCorp 14.5
SunTrust 14.3
Capital One 13.0
Fifth Third 13.0
Citi 8.4
Median 16.3%
(1) Deposits weighted by county.  Excludes deposits from branches with > $10bn of deposits.  Based on June 30, 2008  FDIC data.
Regions 20.7
Regions compares
favorably in terms of
weighted average market
share relative to other
top banking franchises

332 Office Locations
Profile
›
1,283 financial advisors
›
332 offices in 19 states
›
$63 billion of customer assets
›
$62 billion of trust assets
›
$58 million assets per financial
advisor
Morgan Keegan – Among the Largest Regional Full-Service Brokerage and Investment
Banking Firms
As of December 31, 2008

Fourth Quarter 2008 Results
›
Earnings per diluted share of ($9.01), ($0.35)
(1)
excluding goodwill impairment
›
$6 billion, ($8.66) non-cash goodwill impairment charge
›
Full-year profit of $0.74
(1)
per share before goodwill impairment and merger charges
›
Credit quality
›
Sold or moved to held for sale (HFS) $1.0 billion of non-performing assets (NPAs)
›
NPAs, excluding HFS, declined $347 million due to aggressive management
›
Provision for loan losses increased to $1.15 billion, or $354 million above net charge-offs
›
Ratio of allowance for credit losses to non-performing loans (excluding loans held for sale)
increased from 1.07x to 1.81x
›
Allowance for credit losses to total loans increased 38 basis points to 1.95%
›
Annualized net charge-offs of 3.19% impacted by proactive NPL management
›
Tax settlement benefits earnings and capital by $275 million, essentially closes 1999-
2006 tax years
›
Net interest margin declined to 2.96%
›
Non-interest revenues affected by worsening economy
›
Regulatory capital ratios strengthened, liquidity remains strong
(1) For a reconciliation of this amount to the same measure on a GAAP basis and a statement of why management believes this measure provides useful information to investors, see Regions’
8-K filed January 20, 2009 announcing results of operations for the period ended December 31, 2008.

Significant Earnings Drivers
4Q08
Goodwill Impairment Charge (8.66) $
Tax Settlement 0.40
Losses on Loan Sales/Held for Sale Markdowns (0.42)
Provision above Net Charge-offs (0.32)
MSR Impairment (0.09)
Preferred Stock Issuance Impact (0.04)
All Other 0.12
Earnings Per Diluted Share (9.01) $

Credit Perspective
Portion of the loan portfolio that is under stress comprises 9% of the total, down $3.1 billion over the past year.
12/31/2008 % of Total 12/31/2007
($ in millions)
Balance Portfolio Balance Change
Homebuilder
Lots $967 1.0% $1,608 ($641)
Residential Presold 300 0.3% 618 (318)
Residential Spec 1,297 1.3% 1,893 (596)
Land 1,553 1.6% 2,926 (1,373)
National Homebuilders/Other 286 0.3% 160 126
$4,403 4.5% $7,205 ($2,802)
Home Equity Lending
Florida - 2nd lien 3,663 3.8% 3,285 378
Condominium 946 1.0% 1,614 (668)
Stressed Portfolio $9,012 9.3% $12,104 ($3,092)
Remaining Loan Portfolio $88,407 90.7% $83,275 $5,132

REGIONS

4Q08 Net Charge-offs to Average Loans(%)
Homebuilder
Condo
Florida - 2nd Liens
CRE - NOO
NOO Construction
Indirect Auto and Other Consumer
Residential 1st Mortgage
C&I + CRE - OO
Home Equity--excl Florida 2nd Liens
OO Construction
$4.8
$1.0
$3.7
$12.1
$6.2
$5.5
$16.0
$35.6
$12.4
$1.8

Losses Contained in Smaller Portfolios
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
Total Loan Portfolio ($ in billions)
Note: Bar height represents charge-off percentage and width
represents average balances as of 4Q08.
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
Total Loan Portfolio ($ in billions)
Note: Bar height represents charge-off percentage and width
represents average balances as of 4Q08.

REGIONS

REGIONS

OFHEO CONFORMING PROPERTIES

HOME PRICE DEPRECIATION - ANNUAL

- > 20% Annualized Depreciation
- 16%-20% Annualized Depreciation
- 10%-15% Annualized Depreciation
- 5%-9% Annualized Depreciation
- 1%-5% Annualized Depreciation

4Q07
1Q08
2Q08
3Q08

Increasing Florida Stress

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
Non-performing Assets (NPAs)
NPAs exc. Held for Sale (HFS) ($)
Allowance for Credit Losses (ACL) / Non-performing Loans
(NPLs) exc. HFS
13
Increases in Charge-Offs and Loan Loss Provision
Improvements in NPAs and Coverage Ratio
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Net Charge-Offs (NCOs) / Average Loans (%)
Loan Loss Provision ($)
Net Charge-Offs ($)
Net C/O %
LLP
NPAs
ACL/NPL
exc. HFS

Aggressive Non-performing Asset
Management
(in millions) 1Q 2Q 3Q 4Q
Beginning NPAs
1
864 1,204 1,621 1,642
Additions 523 730 721 1,004
Payments (62) (52) (70) (82)
Returned to Accruing Status (4) (9) (19) (44)
Charge-Offs/OREO Write-downs (92) (105) (180) (243)
Dispositions/Held for Sale (25) (147) (431) (982)
Ending NPAs
1
1,204 1,621 1,642 1,295
(1) Excluding non-performing assets transferred to held for sale
2008

Net Interest Income and Margin
›
Taxable-equivalent net interest income of $933 million
›
Down $41 million, excluding $43 million third quarter SILO
impact
›
Stable earning asset volumes excluding proceeds from
Government programs
›
Net interest margin of 2.96%, declined 28 basis points excluding third quarter SILO impact
›
Falling short-term interest rates
›
55% of loan portfolio tied to Prime or LIBOR
›
Deposits rates have not declined as much due to competitive
pressures

Growing Customer Deposits
($ amount in millions)
6/30/2008 9/30/2008 12/31/2008
% Change
4Q08 vs 3Q08
Low Cost Deposits 58,448 $   56,690 $    56,422 $       -0.5%
Customer Deposits 85,696      84,460       87,864          4.0%
Corporate Treasury Deposits 5,207        4,131         1,669            -59.6%
Total Deposits 90,903      88,591       89,533          1.1%
($ amount in millions)
6/30/2008 9/30/2008 12/31/2008
% Change
4Q08 vs 3Q08
Low Cost Deposits 58,649 $   55,922 $    58,425 $       4.5%
Customer Deposits 86,025      85,210       90,794          6.6%
Corporate Treasury Deposits 3,878        4,011         110               -97.3%
Total Deposits 89,903      89,221       90,904          1.9%
Deposit Portfolio - Average Balances
Deposit Portfolio - Ending Balances

Loan Trends
($ amount in millions)
6/30/2008 9/30/2008 12/31/2008
% Change
4Q08 vs
3Q08
Commercial & Industrial 22,403 $   22,916 $  24,122 $   5.3%
Commercial real estate 24,741      25,207     25,887      2.7%
Construction 12,151      12,042     11,584      -3.8%
Residential first mortgage 16,578      16,304     16,005      -1.8%
Home Equity 15,253      15,659     16,036      2.4%
Indirect and other consumer 6,068        6,205       5,500        -11.4%
97,194      98,333     99,134      0.8%
($ amount in millions)
6/30/2008 9/30/2008 12/31/2008
% Change
4Q08 vs
3Q08
Commercial & Industrial 23,242 $   23,511 $  23,596 $   0.4%
CRE and Construction 24,919      25,720     26,208      1.9%
CRE and Construction 12,002      11,620     10,634      -8.5%
Residential first mortgage 16,464      16,191     15,839      -2.2%
Home Equity 15,447      15,849     16,130      1.8%
Indirect and other consumer 6,193        5,821       5,012        -13.9%
98,267      98,712     97,419      -1.3%
Loan Portfolio - Average Balances
Loan Portfolio - Ending Balances

Q3 to Q4 2008 Non-Interest Revenue and Expense
Changes Primarily Driven by Continued Economic
Distress
› Non-Interest Revenue declined $18 million driven by lower market values on trust accounts and lower service charge revenue.
› Non-Interest Expense rose 7%, excluding Goodwill and MSR impairment charges.
(in millions)
3Q08 4Q08 % Change
Non-Interest expense 1,103 $    7,273 $
MSR impairment 11           99
Goodwill impairment -             6,000
Adjusted Non-interest expense 1,092      1,174      7%

Capital Ratios
›
Tier 1 and total capital strengthened by Capital Purchase Program
›
Tangible ratio affected by an increase in tangible assets, a result of improved  liquidity
Estimate
3Q08 4Q08
Tier 1 Capital Ratio 7.47% 10.39%
Total Risk-Based Capital Ratio 11.70% 14.65%
Tangible Equity to Tangible Assets 5.69% 5.23%

Strong Funding and Liquidity
Liquidity
› Combined available liquidity from the
Fed, FHLB, unpledged securities and
unused lines exceeds $45 billion
› Large excess reserve balances
› Minimal Holding Company long-term
debt maturities
› Avg Loans/Avg Deposits 111%
› Average non-interest-bearing deposits/
Average interest-earning assets 14%
Funding
› Customer core deposits fund 59% of
total assets and 88% of loans
› Customer core deposits are 98% of
total deposits
› $4 billion TLGP remaining capacity
› Issuances performing well
› Short-term funding markets loosening

2009 Focus Areas › Aggressively Manage Credit Issues › Ensure Capital and Liquidity Strength › Improve Net Interest Margin › Build Non-interest Revenues › Control Expenditures

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